UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2021

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Revolving Credit Facilities

On October 18, 2021, FirstEnergy Corp. (“FE” or the “Company”) and certain of its subsidiaries replaced (i) the Credit Agreement, dated as of December 6, 2016 (as amended prior to the date hereof), among FE, certain of its subsidiaries party thereto, as borrowers, Mizuho Bank, Ltd., as administrative agent, and the banks party thereto from time to time, and (ii) the Credit Agreement, dated as of December 6, 2016 (as amended prior to the date hereof), among FirstEnergy Transmission, LLC (“FET”), certain subsidiaries of FET party thereto, as borrowers, and PNC Bank, National Association, as administrative agent, and the banks party thereto from time to time, with six separate senior unsecured five-year syndicated revolving credit facilities (collectively, the “2021 Credit Facilities”), as follows:

•the Credit Agreement, dated as of October 18, 2021, among FE and FET, as borrowers, the banks and other financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent, establishing a $1.0 billion revolving credit facility (“Parent Credit Facility”)
•the Credit Agreement, dated as of October 18, 2021, among The Cleveland Electric Illuminating Company, Ohio Edison Company and The Toledo Edison Company, as borrowers, the banks and other financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent, establishing a $800 million revolving credit facility (“OH Utilities Credit Facility”)
•the Credit Agreement, dated as of October 18, 2021, among Metropolitan Edison Company, Pennsylvania Electric Company, Pennsylvania Power Company and West Penn Power Company, as borrowers, the banks and other financial institutions party thereto, as lenders, and Mizuho Bank, Ltd., as administrative agent, establishing a $950 million revolving credit facility (“PA Utilities Credit Facility”)
•the Credit Agreement, dated as of October 18, 2021, among Jersey Central Power & Light Company, as borrower, the banks and other financial institutions party thereto, as lenders, and Mizuho Bank, Ltd., as administrative agent, establishing a $500 million revolving credit facility (“NJ Utility Credit Facility”)
•the Credit Agreement, dated as of October 18, 2021, among Monongahela Power Company and The Potomac Edison Company, as borrowers, the banks and other financial institutions party thereto, as lenders, and Mizuho Bank, Ltd., as administrative agent, establishing a $400 million revolving credit facility (“WV & MD Utilities Credit Facility”)
•the Credit Agreement, dated as of October 18, 2021, among American Transmission Systems, Incorporated, Mid-Atlantic Interstate Transmission, LLC and Trans-Allegheny Interstate Line Company, as borrower, the banks and other financial institutions party thereto, as lenders, and PNC Bank, National Association, as administrative agent, establishing a $850 million credit facility (“TransCo Credit Facility”)

Under the 2021 Credit Facilities, an aggregate amount of $4.5 billion is available to be borrowed, repaid and reborrowed until October 18, 2026, subject to each borrower’s respective sublimit under the respective facilities. Generally, borrowings under the 2021 Credit Facilities are available to each borrower separately and will mature on the earlier of 364 days from the date of borrowing or the commitment termination date, as the same may be extended. Upon a borrower demonstrating to the administrative agent authorization to borrow amounts maturing more than 364 days from the date of borrowing, its borrowings will mature on the latest commitment termination date.

Borrowings under the 2021 Credit Facilities may take the form of alternate base rate advances or eurodollar rate advances, borrowed pro rata from all lenders in proportion to their respective commitments. Outstanding alternate base rate advances will bear interest at a fluctuating interest rate per annum equal to the sum of an applicable margin for alternate base rate advances determined by reference to the applicable borrower’s then-current senior unsecured non-credit enhanced debt ratings (reference ratings) plus the highest of (i) the “prime rate” published by the Wall Street Journal from time to time, (ii) the sum of 1/2 of 1% per annum plus the federal funds rate in effect from time to time and (iii) the London Interbank Offered Rate (LIBOR) for a one-month interest period plus 1%. Outstanding eurodollar rate advances will bear interest at LIBOR for interest periods of one, three or six months plus an applicable margin determined by reference to the applicable borrower’s reference ratings. Changes in reference ratings of a borrower would lower or raise its applicable margin depending on whether ratings improved or were lowered, respectively.

Under each of the 2021 Credit Facilities, the applicable borrowers will pay the lenders a commitment fee on the amount of the unused commitments on a quarterly basis.

In addition, under each of the 2021 Credit Facilities, borrowers may request from time to time the issuance of letters of credit which are renewable upon the request of the borrowers and which expire upon the earlier of one year from the date of issuance or the third business day preceding the commitment termination date applicable to the issuing bank under the applicable 2021 Credit Facility. The stated amount of outstanding letters of credit will count against total commitments available under the 2021 Credit Facilities and against the applicable borrower’s sub-limit under such facility. Currently, the initial fronting banks have agreed to issue up to an aggregate amount of letters of credit with respect to (a) the Parent Credit Facility, $100,000,000, (b) the OH Utilities Credit Facility, $150,000,000, (c) the PA Utilities Credit Facility, $200,000,000, (d) the NJ Utility Credit Facility, $100,000,000, (e) the WV & MD Utilities Credit Facility, $100,000,000 and (f) the TransCo Credit Facility, $200,000,000. Each borrower will pay the lenders a fee equal to the then-applicable margin for eurodollar rate advances for such borrower multiplied by the stated amount of each letter of credit issued for its account, in each case for the number of days that such letter of credit is issued but undrawn, payable quarterly in arrears.

Under the terms of the 2021 Credit Facilities, borrowings are available upon customary representations and warranties, terms and conditions for facilities of this type, and the borrowers are subject to certain customary affirmative and negative covenants. Each borrower under the 2021 Credit Facilities, other than FE, is also required to maintain a consolidated debt to total capitalization ratio, as defined in each of the 2021 Credit Facilities, of no more than 0.65 to 1.00, or in the case of FET, 0.75 to 1.00. Under the Parent Credit Facility, FE is required to maintain a minimum interest coverage ratio of 2.50 to 1.00 commencing with fiscal quarter ending December 31, 2021.

Borrowings under each of the 2021 Credit Facilities are subject to acceleration upon the occurrence of events of default, including a cross-default to other indebtedness of such borrower or its significant subsidiaries in excess of $100 million and defaults for certain bankruptcy or insolvency events of such borrower or its significant subsidiaries.

The borrowers paid customary arrangement, upfront and fronting fees to the arranging banks and other lenders in connection with the closing of the 2021 Credit Facilities. The borrowers maintain ordinary banking and investment banking relationships with lenders under the 2021 Credit Facilities.

The foregoing descriptions of the 2021 Credit Facilities above do not purport to be complete and are qualified in their entirety by reference to the agreements themselves. The Parent Credit Facility, the OH Utilities Credit Facility, the PA Utilities Credit Facility, the NJ Utility Credit Facility, the WV & MD Utilities Credit Facility, and the TransCo Credit Facility are filed as Exhibits 10.1 through 10.6, respectively, hereto, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under “Revolving Credit Facilities” in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
I

Exhibit No.	Description
10.1
Credit Agreement, dated as of October 18, 2021, by and among FirstEnergy Corp., FirstEnergy Transmission, LLC, the banks and other financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent

10.2
Credit Agreement, dated as of October 18, 2021, by and among The Cleveland Electric Illuminating Company, Ohio Edison Company, The Toledo Edison Company, the banks and other financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent

10.3
Credit Agreement, dated as of October 18, 2021, by and among Metropolitan Edison Company, Pennsylvania Electric Company, Pennsylvania Power Company, West Penn Power Company, the banks and other financial institutions party thereto, as lenders, and Mizuho Bank, Ltd., as administrative agent

10.4
Credit Agreement, dated as of October 18, 2021, by and among Jersey Central Power & Light Company, the banks and other financial institutions party thereto, as lenders, and Mizuho Bank, Ltd., as administrative agent

10.5
Credit Agreement, dated as of October 18, 2021, by and among Monongahela Power Company, The Potomac Edison Company, the banks and other financial institutions party thereto, as lenders, and Mizuho Bank, Ltd., as administrative agent

10.6
Credit Agreement, dated as of October 18, 2021, by and among American Transmission Systems, Incorporated, Mid-Atlantic Interstate Transmission, LLC, Trans-Allegheny Interstate Line Company, the banks and other financial institutions party thereto, as lenders, and PNC Bank, National Association, as administrative agent

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: potential liabilities, increased costs and unanticipated developments resulting from governmental investigations and agreements, including those associated with compliance with or failure to comply with the DPA with the U.S. Attorney’s Office for the S.D. Ohio; the results of the internal investigation and evaluation of our controls framework and remediation of our material weakness in internal control over financial reporting; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the potential of non-compliance with debt covenants in our credit facilities due to matters associated with the government investigations regarding Ohio House Bill 6 and related matters; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories and governmental and regulatory responses to the pandemic; the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and subsequent Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2021

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer